UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2021

BioLargo, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-19709	65-0159115
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14921 Chestnut St., Westminster, California	92683
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 400-2863

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	BLGO	OTCQB

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company. ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

BioLargo, Inc. held its 2021 annual stockholder meeting on June 15, 2021. The following proposals were each submitted to a vote of stockholders through the solicitation of proxies or otherwise:

1.

A proposal to elect the following seven individuals to our Board of Directors: Dennis P. Calvert, Kenneth R. Code, Dennis E. Marshall, Joseph L. Provenzano, Kent C. Roberts II, John S. Runyan and Jack B. Strommen.

2.	Advisory approval of the Company’s executive compensation.

3.	A proposal to ratify the appointment of Haskell & White LLP as our independent registered public accounting firm for the 2021 fiscal year.

4.

A proposal to re-authorize a reverse stock split of our common stock at a ratio between one-for-four (1:4) and one-for-twenty (1:20), if and as determined by our board of directors, at any time before the next meeting of stockholders of the Company.

5.

A proposal to authorize a reduction of the number of shares of common stock authorized by our Amended and Restated Certificate of Incorporation, if and in an amount as determined by our board of directors.

A quorum was present in person or by proxy. Each matter was approved. The voting results are as follows:

Proposal One	Votes For	Votes Withheld	Total Votes (For + Withheld)	Broker Non- Vote
Dennis P. Calvert	91,349,567	1,826,315	93,175,882	43,453,003
Kenneth R. Code	90,806,000	2,369,882	93,175,882	43,453,003
Dennis E. Marshall	90,679,682	2,491,200	93,170,882	43,458,003
Joseph L. Provenzano	90,739,362	2,436,520	93,175,882	43,453,003
Kent C. Roberts II	90,494,362	2,681,520	93,175,882	43,453,003
John S. Runyan	90,660,682	2,515,200	93,175,882	43,453,003
Jack B. Strommen	90,489,362	2,686,520	93,175,882	43,453,003

Proposals 2 - 5	Votes For	Votes Against	Votes Abstain	Total Votes (For + Withheld)	Broker Non- Vote
2	87,066,389	3,646,737	2,462,756	93,175,882	43,453,003
3	131,158,751	4,981,635	488,499	136,628,885	-
4	117,834,285	16,271,124	2,523,476	136,628,885	-
5	122,133,234	7,918,180	6,577,471	136,628,885	-

There were no director nominees other than as set forth above. For the Advisory Approval of Executive Compensation, prior year votes are as follows:

Year	Votes For	Votes Against	Votes Abstain	Broker Non- Vote
2017	27,248,643	343,971	242,499	28,177,525
2018	34,117,919	1,102,804	247,388	35,954,467
2019	41,886,128	1,486,549	7,956,269	44,918,490
2020	72,180,828	2,950,599	1,752,675	47,142,003

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 17, 2021	BIOLARGO, INC.

	By:	/s/ Dennis P. Calvert
Dennis P. Calvert
President and Chief Executive Officer